UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 16, 2004
                           ---------------------------
                                (Date of Report)

                           ELITE PHARMACEUTICALS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-45241               22-3542636
        ------------               -------------           --------------
 (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)            File Number)          Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                ------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                ----------------
              (Registrant's telephone number, including area code)

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Item 5.         OTHER EVENTS AND REGULATION FD DISCLOSURE

         The date of the annual stockholders meeting of the Registrant which was tentatively scheduled to be held on Monday, April 19, 2004 has been postponed. The Registrant will notify the stockholders once a new date has been finalized.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: April 16, 2004


                                               ELITE PHARMACEUTICALS, INC.


                                               By:     /s/ John A. Moore
                                                    --------------------------
                                                    Name:  John A. Moore
                                                    Title: Chairman